SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  June 23, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      NORWEST ASSET SECURITIES CORPORATION
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        DELAWARE                                        52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                           (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------------                   ----------------------------------
(EX-23)                             Consent of PriceWaterhouseCoopers
                                    LLP, independent Certified Public
                                    Accountants of Financial Security
                                    Assurance Inc. in connection with
                                    Norwest Asset Securities
                                    Corporation, Mortgage Pass-Through
                                    Certificates, Series 1999-18

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORWEST ASSET SECURITIES CORPORATION


June 23, 1999

                                   By: /S/ ALAN S. MCKENNEY
                                      -----------------------------------
                                       Alan S. McKenney
                                       Vice President




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                                INDEX TO EXHIBITS



                                                                  PAPER (P) OR
EXHIBIT NO.       DESCRIPTION                                     ELECTRONIC (E)
-----------       -----------                                     --------------
(EX-23)           Consent of PricewaterhouseCoopers LLP,                E
                  independent Certified
                  Public Accountants of Financial Security
                  Assurance Inc. in connection with Norwest Asset
                  Securities Corporation, Mortgage
                  Pass-Through Certificates,
                  Series 1999-18